                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                October 24, 2000
                                ----------------




                          STURM, RUGER & COMPANY, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                 001-10435                       06-0633559
                 ---------                       ----------
       (Commission File Number)       (IRS Employer Identification Number)

                  One Lacey Place, Southport, Connecticut 06490
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (203) 259-7843






                                Page 1 of 5 pages

                         Exhibit Index located on page 4

ITEM 5.   OTHER EVENTS.

     On October 24, 2000, Sturm, Ruger & Company, Inc. (the "Company") announced that William B. Ruger has retired from his position as Chairman of the Board of Directors, Treasurer and Chief Executive Officer of the Company. The Board of Directors has appointed William B. Ruger, Jr. to succeed him as Chairman and Chief Executive Officer. Mr. Ruger will remain with the Company as Chairman Emeritus and a director.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (c)  Exhibits


     99.1 Press Release of Sturm, Ruger & Company, Inc. dated October 26, 2000.





                                Page 2 of 5 pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.

                                        By: /s/ Erle G. Blanchard
                                            -----------------------------
                                            Name: Erle G. Blanchard
                                            Title: Vice President

Date: November 6, 2000



                              Page 3 of 5 pages

                                  EXHIBIT INDEX


99.1       Press Release of Sturm, Ruger & Company, Inc. dated October 26, 2000.





                                Page 4 of 5 pages